Change in Method of Determining Oil and Gas Reserves	12 Months Ended
Dec. 31, 2010
Change in Method of Determining Oil and Gas Reserves
Change in Method of Determining Oil and Gas Reserves

Note 2 — Change in Method of Determining Oil and Gas Reserves

In December 2008, the SEC revised its requirements for oil and gas reserves estimation and disclosures and related definitions to align them with current practices and changes in technology.  In January 2010, the Financial Accounting Standards Board (FASB) aligned the current oil and gas reserve estimation and disclosure requirements with those of the SEC.  As discussed earlier, the Company follows the full cost method of accounting for which the SEC provides guidance.  Among other things, the SEC and FASB amendments replace the single-day, year-end pricing assumption with a twelve-month average pricing assumption, revise certain definitions and allow the use of certain technologies to establish reserves.

As of December 31, 2009, the Company changed its method of determining the quantities of oil and gas reserves which impacted the amount recorded for depreciation, depletion and amortization and the ceiling test calculation for oil and gas properties.  Under the new rules, the Company prepared its oil and gas reserve estimates as of December 31, 2009 using average, first-day-of-the-month prices during the twelve month period ending December 31, 2009.  In prior years, the Company used year-end spot prices.  For 2009, the Company calculated depletion for the year using year-end reserves, and as a result, the new rules impacted the amount of depletion recorded for oil and gas properties and the ceiling test calculation for the year ended December 31, 2009.  In addition, under the new guidance, subsequent price increases cannot be considered in the ceiling test calculation.  Another significant provision of the new rules is a general requirement that, subject to limited exceptions, proved undeveloped reserves may only be booked if they relate to wells scheduled to be drilled within five years of the date of booking.

The adoption of the new rules was considered a change in accounting principle inseparable from a change in accounting estimate and due to the change in methodology for pricing utilized to prepare oil and gas reserves and the five year limitation rule for proved undeveloped reserves, had a significant impact on the ceiling test for the Company for the year ended December 31, 2009.  Under the new rules, the Company’s oil and gas properties exceeded the ceiling limitation by approximately $16.1 million.  Under the old rules, the Company would not have exceeded its ceiling limitations.  In addition, the Company’s depletion rate, calculated under the new rules, increased by approximately 56% compared to the depletion rate calculated using the previous guidelines.  Accordingly, the impact of the adoption of the new rules resulted in a reduction of net income of $16.2 million for the year ended December 31, 2009.